       1.

                                                           EXHIBIT 99
THE BANK OF NEW YORK COMPANY, INC.       NEWS

                                         48 Wall Street, New York, N.Y. 10286
                                         ------------------------------------
                                         Contact:
                                         PUBLIC AND INVESTOR RELATIONS DEPT.

FOR RELEASE:


IMMEDIATELY                                    Michael M. Pascale, VP
- -----------                                    (212) 495-1041
                                               Pierre S. Brull, VP
                                               (212) 495-1721
                                               Rhonda Barnat, AVP
                                               (212) 495-1725



   THE BANK OF NEW YORK COMPANY, INC. REPORTS RECORD NET INCOME AND E.P.S.
   -----------------------------------------------------------------------
        96 Cents Third Quarter E.P.S. a 30% Increase Over Last Year;

                Interest Spreads and 18.68% ROE Also Records




NEW YORK, N.Y., October 13, 1994 -- The Bank of New York Company, Inc. (NYSE: BK) reported third quarter fully diluted earnings per share of 96 cents, a 30% increase over the 74 cents earned in the third quarter of 1993. Net income rose by 28% to $194 million from $151 million earned in the same period last year.
     Fully diluted earnings per share in the first nine months of 1994 were $2.70, a 38% increase over the $1.96 earned last year. Net income for the first nine months was $548 million, up 36% over the $402 million earned in the same period last year.

       2.

     Net interest income, on a taxable equivalent basis, totaled $459 million in the third quarter, an all-time high, and a $70 million or 18% increase over the third quarter of last year. Tax equivalent net interest income also was up significantly from the second quarter, as it increased by $38 million, or 9%. The net interest rate spread of 3.35%, also a quarterly record, was 9 basis points higher than in the second quarter and 26 basis points higher than the third quarter of 1993. The Company also noted a continued shift in asset mix toward higher yielding assets, including strong growth in credit card outstandings. Revenues from the Company's securities and other processing business remained strong. A lower provision for loan losses, lower other real estate expenses, and continued control of operating costs contributed to higher earnings.
     On October 11, the Company's Board of Directors declared a quarterly common stock cash dividend of 32 cents per share, a 16% increase over the
27.5 cents paid in the previous quarter. The increase results in an annual rate of $1.28 per share, the highest in the Company's history.
This is the second increase in the common stock dividend in the last six months. (On April 12, the dividend was raised 22% or 5 cents per share.) Combined, these two actions have resulted in an increase in the quarterly dividend of 42% or 9.5 cents per share. The dividend is payable on November 3, 1994 to holders of record as of the close of business on October 21, 1994.
     The Company's estimated Tier I capital and Total capital ratios were 8.38% and 12.79% at September 30, 1994 compared with 8.29% and 12.76% at June 30, 1994, and 8.51% and 13.33% one year ago. Tangible common equity

       3.

as a percent of total assets was 6.99% at September 30, 1994 compared with 6.49% at June 30, 1994 and 6.72% at September 30, 1993.
     Return on average assets in the third quarter of 1994 was 1.49%, slightly lower than the record 1.50% in the first quarter of 1994. Return on average assets was 1.42% in the second quarter of 1994 and 1.28% in the third quarter of 1993. Return on average common equity was a record 18.68% in the third quarter of 1994. Return on average common equity was 17.67% in the second quarter of 1994 and 15.95% in the third quarter of 1993.


NET INTEREST INCOME
- -------------------

(in millions)
                                    1994                  1993
                          -------------------------  ----------------
                            3rd      2nd      1st      4th      3rd
                          Quarter  Quarter  Quarter  Quarter  Quarter
                          -------  -------  -------  -------  -------
Net Interest Income         $459     $421     $396     $392     $389

Net Interest Rate Spread    3.35%    3.26%    3.18%    3.12%    3.09%

Net Yield on Interest
 Earning Assets             4.16%    3.98%    3.89%    3.83%    3.81%

     On a taxable equivalent basis, net interest income amounted to a record $459 million in the third quarter of 1994, compared with $389 million in the same period of 1993, an increase of 18%. The net interest rate spread was a record 3.35% in the third quarter of 1994 compared with 3.26% in the second quarter of 1994 and 3.09% one year ago. The net yield on interest earning assets, also a record, was 4.16% in the third quarter of 1994 compared with 3.98% in the second quarter of 1994 and 3.81% in the same period last year. The spread and yield benefitted modestly from the return of a portion of the Company's credit card securitization to its


       4.

balance sheet.
     For the first nine months of 1994, net interest income, on a taxable equivalent basis, amounted to $1,277 million compared with $1,157 million in the same period of 1993, an increase of 10%. The year-to-date net interest rate spread was 3.26% in 1994 compared with 3.13% in 1993, while the net yield on interest-earning assets was 4.01% in 1994 and 3.85% in 1993.
     The Company's credit card business continued its strong growth. Managed outstandings were up by 24% to $7.2 billion and the number of card accounts increased by 27% to 5.7 million from one year ago. The credit quality of the card portfolio continues to be excellent. Net charge-offs as a percentage of managed average outstandings were 2.45% in the third quarter of 1994, down from 2.86% in the second quarter and 2.97% one year ago.

NONINTEREST INCOME
- ------------------

     Noninterest income was $321 million and $991 million in the third quarter and first nine months of 1994, compared with $335 million and $1,011 million in the same periods last year. Securities transactions and foreign exchange and other trading activities were lower in the third quarter and nine month periods of 1994 compared with 1993.
     Securities processing fees increased 15% to $90 million for the third quarter of 1994 from $78 million in the third quarter of 1993. American depositary receipts showed exceptional growth. Other areas of strength included mutual fund custody, government securities clearance and corporate trust. Other processing fees, principally funds transfer,

       5.

deposit services, and trade finance, were $43 million for the third quarter of 1994, compared with $42 million in the same period last year, an increase of 2%. Trade finance revenue was particularly strong, increasing by 16% over last year's third quarter. Fees in the funds transfer and deposit services areas were lower this quarter. This was due to customers' increasing use of compensating balances in lieu of fees in the current rising interest rate environment.
     For the first nine months of 1994, securities processing fees increased 16% to $268 million and other processing fees increased 8% to $129 million, up from $231 million and $119 million in the same period of 1993.
     Service charges and fees were $122 million in the third quarter of 1994, compared with $115 million in the third quarter of last year, an increase of 6%. Factoring commissions reached a record level. Other areas of strength included syndications and credit card interchange income. In the third quarter, noninterest income attributable to the Company's credit card securitization was $11 million less than the comparable period of last year due to a portion of these assets returning to the balance sheet. For the first nine months of 1994, service charges and fees were $356 million compared with $344 million in 1993.
     There was a $1 million securities loss recorded in the third quarter of 1994, compared with a $12 million gain in the third quarter of 1993. Year-to-date securities gains totaled $15 million and $60 million in 1994 and 1993. Third quarter and year-to-date foreign exchange profits and trading activities totaled $10 million and $39 million in 1994, compared with $22 million and $64 million in 1993.

       6.

NONINTEREST EXPENSE AND INCOME TAXES
- ------------------------------------

     Total noninterest expense was $420 million in the third quarter compared with $405 million in 1993. The increase is partially attributable to acquisitions related to the Company's factoring and corporate trust businesses, as well as higher accruals for incentive compensation. Year-to-date total noninterest expense was $1,232 million in 1994 down slightly from $1,238 million in 1993.
     OREO expense was down by $7 million, or 70% from last year's third quarter. Decreases also were recorded in occupancy and furniture and equipment expenses, which were down by a combined $2.4 million, or 3.5%. Excluding the effect of the acquisitions, salaries increased 4% in the third quarter from the same period of last year.
     The effective tax rates for the third quarter and first nine months of 1994 were 37.4% in both periods compared with 39.8% and 38.7% for the same periods last year.

       7.

NONPERFORMING ASSETS
- --------------------
(dollars in millions)
                                                 Change
                                                 3Q 1994 vs
                          9/30/94    6/30/94     2Q 1994
                      -------------------------------------
Loans:
  HLT                     $   30    $    51       (41)%
  Commercial Real Estate      50         56       (11)
  Other Commercial            79        119       (34)
  Foreign                     34         31        10
  LDC                         60         74       (19)
  Community Banking           86         82         5
                           -----      -----
       Total Loans           339        413       (18)
 Other Real Estate            64         67        (4)
                           -----      -----
  Total                   $  403      $ 480       (16)
                           =====      =====

Nonperforming Asset Ratio    1.2%       1.4%

Allowance/Nonperforming
              Loans        246.0      214.3

Allowance/Nonperforming
              Assets       206.9      184.4



       Nonperforming assets showed a substantial decline. This was the thirteenth consecutive quarter of decreases. NPAs totaled $403 million at September 30, compared with $480 million at June 30, 1994, a decrease of $77 million or 16%.
       Nonperforming commercial real estate assets, which include other real estate owned, declined to $114 million at September 30, 1994, a $9 million, or 7% decrease from $123 million at June 30, 1994.

       8.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
- ---------------------------------------
(in millions)
                            3rd      2nd      3rd
                          Quarter  Quarter  Quarter   Year-to-date
                          -------  -------  -------   ------------
                            1994     1994     1993    1994   1993
                            ----     ----     ----    ----   ----

Regular Provision           $ 39     $ 39     $ 55    $123   $234
                            ----     ----     ----    ----   ----
Net Charge-offs:
 HLT                         (24)      (8)     (12)    (32)   (25)
 Commercial Real Estate        -       (1)      (7)     (5)   (40)
 Other Commercial            (21)     (10)     (19)    (51)   (53)
 Consumer                    (38)     (31)     (31)   (108)  (103)
 Foreign                      (6)      (7)      (2)    (14)   (39)
 Other                        (2)     (20)     (10)    (42)   (34)
                            ----     ----     ----    ----   ----
 Total                       (91)     (77)     (81)   (252)  (294)

Credit Card Securitization     5        4        -      11      -
                            ----     ----     ----    ----   ----
Decrease in Regular
Allowance                   $(47)    $(34)    $(26)  $(118)  $(60)
                            ====     ====     ====    ====   ====
Other Real Estate
Expense                     $  3     $  2     $ 10   $  7   $ 49



The allowance for loan losses was $834 million, or 2.56% of loans at September 30, 1994 compared with $885 million, or 2.68% of loans at June 30, 1994. In the third quarter of 1994, the Company charged-off $4 million of LDC loans to Bulgaria.



                          ***************************


(Financial highlights and detailed financial statements are attached.)


       9.

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)
For the Three Months Ended September 30:        1994         1993      Change
- -----------------------------------             ----         ----      ------
  Net Income                                   $  194       $  151     28.5%
    Per Common Share:
      Primary Earnings                         $ 1.01       $ 0.78     29.5
      Fully Diluted Earnings                     0.96         0.74     29.7
      Cash Dividends                             0.275        0.225    22.2

  Return on Average Common Shareholders'
      Equity                                    18.68%       15.95%
  Return on Average Assets                       1.49         1.28

For the Nine Months Ended September 30:
- ---------------------------------------
  Net Income                                   $  548       $  402     36.3%
    Per Common Share:
      Primary Earnings                         $ 2.86       $ 2.06     38.8
      Fully Diluted Earnings                     2.70         1.96     37.8
      Cash Dividends                             0.775        0.605    28.1

  Return on Average Common Shareholders'
      Equity                                    18.30%       14.56%
  Return on Average Assets                       1.47         1.16


As of September 30:
- -------------------
  Assets                                        $50,306      $45,544      10.5%
  Loans                                          32,569       30,368       7.2
  Securities                                      4,813        5,394     -10.8
  Deposits - Domestic                            24,274       23,721       2.3
           - Foreign                              9,985        8,002      24.8
  Long-Term Debt                                  1,476        1,740     -15.2
  Preferred Shareholders' Equity                    126          296     -57.4
  Common Shareholders' Equity                     4,095        3,667      11.7

  Common Shareholders' Equity Per Share           21.78        19.49      11.7
  Market Value Per Share of Common Stock          29.62        28.31       4.6

  Allowance for Loan Losses as a Percent
     of Loans                                      2.56%        3.31%
  Tier I Capital Ratio                             8.38         8.51
  Total Capital Ratio                             12.79        13.33
  Leverage Ratio                                   7.65         7.85
  Tangible Common Equity Ratio                     6.99         6.72



       10.

                                   THE BANK OF NEW YORK COMPANY, INC.
                                   Consolidated Statements of Income
                                             (Unaudited)
                                (In millions, except per share amounts)
                                      For the three            For the nine
                                      months ended             months ended
                                      September 30,            September 30,
                                      1994      1993          1994      1993
                                      ----      ----          ----      ----
Interest Income
Loans                                $ 632     $ 509        $1,705    $1,518
Securities
  Taxable                               54        57           169       174
  Exempt from Federal Income Taxes      13        17            43        53
                                     -----     -----         -----     -----
                                        67        74           212       227
Deposits in Banks                       22         6            45        19
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      53        25           107        77
Trading Assets                           9        14            38        36
                                     -----     -----         -----     -----
      Total Interest Income            783       628         2,107     1,877
                                     -----     -----         -----     -----
Interest Expense
Deposits                               225       170           583       532
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements       25        28            79        76
Other Borrowed Funds                    59        23           127        64
Long-Term Debt                          26        31            78        88
                                      ----      ----         -----     -----
      Total Interest Expense           335       252           867       760
                                      ----      ----         -----     -----
Net Interest Income                    448       376         1,240     1,117
Provision for Loan Losses               39        55           123       234
                                     -----     -----         -----     -----
Net Interest Income After
 Provision for Loan Losses             409       321         1,117       883
                                     -----     -----         -----     -----
Noninterest Income
Processing Fees
 Securities                             90        78           268       231
 Other                                  43        42           129       119
                                     -----     -----         -----     -----
                                       133       120           397       350
Trust and Investment Fees               33        32            99        97
Service Charges and Fees               122       115           356       344
Securities Gains (Losses)               (1)       12            15        60
Other                                   34        56           124       160
                                     -----     -----         -----     -----
    Total Noninterest Income           321       335           991     1,011
                                     -----     -----         -----     -----
Noninterest Expense
Salaries and Employee Benefits         219       202           642       614
Net Occupancy                           44        46           135       134
Furniture and Equipment                 22        23            65        71
Other                                  135       134           390       419
                                     -----     -----         -----     -----
  Total Noninterest Expense            420       405         1,232     1,238
                                     -----     -----         -----     -----
Income Before Income Taxes             310       251           876       656
Income Taxes                           116       100           328       254
                                     -----     -----         -----     -----
Net Income                           $ 194     $ 151         $ 548     $ 402
                                     =====     =====         =====     =====
Net Income Available to
 Common Shareholders                 $ 191     $ 145         $ 538     $ 383
                                     =====     =====         =====     =====
Per Common Share Data:
   Primary Earnings                  $1.01     $0.78         $2.86     $2.06
   Fully Diluted Earnings             0.96      0.74          2.70      1.96
   Cash Dividends                     0.275     0.225         0.775     0.605

Average Common Shares Outstanding      188       186           188       186



       11.

                       THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Condition
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)
                                                       Sept. 30,    Dec. 31,
                                                         1994         1993
                                                         ----         ----
Assets
  Cash and Due from Banks                                $ 3,021     $ 4,511
  Interest-Bearing Deposits in Banks                         738         269
  Securities:
    Held to Maturity                                       2,956       4,356
    Available for Sale                                     1,857       1,241
                                                         -------     -------
         Total Securities                                  4,813       5,597
    Trading Assets                                         1,419       1,325
    Federal Funds Sold and Securities Purchased
     Under Resale Agreements                               3,957          36
    Loans (Less allowance for loan losses of $834 in
    1994 and $970 in 1993)                                31,735      29,600
    Premises and Equipment                                   918         945
    Due from Customers on Acceptances                      1,007         888
    Accrued Interest Receivable                              240         222
    Other Assets                                           2,458       2,153
                                                         -------     -------
         Total Assets                                    $50,306     $45,546
                                                         =======     =======
 Liabilities and Shareholders' Equity
  Deposits
   Noninterest-Bearing (principally domestic offices)    $ 9,536     $ 8,690
   Interest-Bearing
    Domestic Offices                                      14,796      15,156
    Foreign Offices                                        9,927       8,313
                                                         -------     -------
         Total Deposits                                   34,259      32,159
  Federal Funds Purchased and Securities
   Sold Under Repurchase Agreements                        1,473       2,711
  Other Borrowed Funds                                     6,253       2,781
  Acceptances Outstanding                                  1,008         901
  Accrued Taxes and Other Expenses                           970         763
  Accrued Interest Payable                                   179         111
  Other Liabilities                                          467         458
  Long-Term Debt                                           1,476       1,590
                                                         -------     -------
         Total Liabilities                                46,085      41,474
                                                         -------     -------
   Shareholders' Equity
   Preferred Stock-no par value, authorized 5,000,000
    shares, outstanding 184,000 shares in 1994 and
    3,648,100 shares in 1993                                 111        267
   Class A Preferred Stock - par value $2.00 per share,
    authorized 5,000,000 shares, outstanding 587,804
    shares in 1994 and 1,085,415 shares in 1993               15         27
   Common Stock-par value $7.50 per share, authorized
    350,000,000 shares, issued 186,619,158 shares in
    1994 and 187,400,962 shares in 1993                    1,422      1,406
   Additional Capital                                        855        841
   Retained Earnings                                       1,910      1,536

   Securities Valuation Allowance                            (35)        -
                                                         -------    -------
                                                           4,278      4,077
   Less:  Treasury Stock (1,840,897 shares in
    1994 and 173,198 in 1993), at cost                        57          5
                                                         -------    -------
         Total Shareholders' Equity                        4,221      4,072
                                                         -------    -------
Total Liabilities and Shareholders' Equity               $50,306    $45,546
                                                         =======    =======


       12.

                        THE BANK OF NEW YORK COMPANY, INC.
            Average Balances and Rates on a Taxable Equivalent Basis
                                   Preliminary
                              (Dollars in millions)
                                 For the three                For the three
                                 months ended                 months ended
                              September 30, 1994           September 30, 1993
                          -------------------------   --------------------------
                          Average           Average   Average            Average
                          Balance  Interest  Rate     Balance  Interest   Rate
                          -------  -------- -------   -------  --------  -------
ASSETS
- ------
Interest-Bearing Deposits in
 Banks (primarily foreign) $ 1,739   $  22    5.09%   $   412   $    6    5.32%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     4,617      53    4.55      3,184       25    3.09
Loans
 Domestic Offices           21,991     487    8.78     20,465      393    7.61
 Foreign  Offices           10,011     147    5.83     10,020      118    4.66
                            ------  ------             ------   ------
   Total Loans              32,002     634    7.86     30,485      511    6.64
                            ------  ------             ------   ------

Securities
 U.S. Government Obligations 2,867      40    5.59      3,094       42    5.45
 U.S. Government Agency
  Obligations                  327       5    6.53        664       10    6.29
 Obligations of States and
  Political Subdivisions       804      21   10.49      1,028       27   10.39
 Other Securities,including
  Trading Securities         1,430      19    5.17      1,659       20    4.85
                            ------  ------             ------   ------
  Total Securities           5,428      85    6.26      6,445       99    6.17
                            ------  ------             ------   ------
Total Interest-Earning
    Assets                  43,786     794    7.20%    40,526      641    6.27%
                                    ------                      ------
Allowance for Loan Losses     (886)                   (1,042)
Cash and Due from Banks      2,743                     2,730
Other Assets                 5,909                     4,448
                            ------                    ------
  TOTAL ASSETS             $51,552                   $46,662
                            ======                    ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts$ 3,521      28    3.16%   $ 3,643       22    2.45%
 Savings                     8,145      47    2.30      8,428       49    2.33
 Certificates of Deposit
  $100,000 & Over            1,121      12    4.17      1,087        8    2.90
 Other Time Deposits         2,271      24    4.15      2,607       30    4.42
 Foreign Offices            10,645     114    4.27      7,613       61    3.21
                            ------  ------             ------   ------
  Total Interest-Bearing
   Deposits                 25,703     225    3.48     23,378      170    2.89
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreements       2,385      25    4.10      3,672       28    2.98
Other Borrowed Funds         5,009      59    4.70      2,434       23    3.65
Long-Term Debt               1,493      26    6.88      1,791       31    6.77
                            ------  ------             ------   ------
  Total Interest-Bearing
   Liabilities              34,590     335    3.85%    31,275      252    3.18%
                                    ------                      ------
Noninterest-Bearing Deposits 8,740                      9,193
Other Liabilities            4,039                      2,292
Preferred Stock                128                        296
Common Shareholders' Equity  4,055                      3,606
                            ------                     ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $51,552                    $46,662
                           =======                    =======
Net Interest Earnings
 and Interest Rate Spread            $459     3.35%              $389    3.09%
                                   ======                      ======
 Net Yield on Interest-Earning
  Assets                                      4.16%                     3.81%
                                             ======                    ======


       13.

                        THE BANK OF NEW YORK COMPANY, INC.
            Average Balances and Rates on a Taxable Equivalent Basis
                                   Preliminary
                              (Dollars in millions)
                                For the nine                 For the nine
                                months ended                 months ended
                              September 30, 1994           September 30, 1993
                           -------------------------  --------------------------
                          Average           Average  Average            Average
                          Balance  Interest  Rate    Balance  Interest   Rate
                          -------  -------- -------  -------  --------  -------
ASSETS
- ------
Interest-Bearing Deposits in
 Banks (primarily foreign) $ 1,188   $  45    5.09%   $   464   $   19    5.52%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     3,531     107    4.06      3,352       77    3.07
Loans
 Domestic Offices           21,514   1,315    8.17     20,041    1,155    7.70
 Foreign  Offices           10,093     395    5.23     10,205      368    4.82
                            ------  ------             ------   ------
   Total Loans              31,607   1,710    7.23     30,246    1,523    6.73
                            ------  ------             ------   ------

Securities
 U.S. Government Obligations 3,251     132    5.44      2,604      110    5.66
 U.S. Government Agency
  Obligations                  343      17    6.49      1,006       48    6.37
 Obligations of States and
  Political Subdivisions       931      69    9.83      1,080       84   10.39
 Other Securities,including
  Trading Securities         1,653      64    5.15      1,481       56    5.08
                            ------  ------             ------   ------
  Total Securities           6,178     282    6.08      6,171      298    6.46
                            ------  ------             ------   ------
Total Interest-Earning
    Assets                  42,504   2,144    6.74%    40,233    1,917    6.37%
                                    ------                      ------
Allowance for Loan Losses     (930)                   (1,059)
Cash and Due from Banks      2,831                     2,672
Other Assets                 5,552                     4,565
                            ------                    ------
  TOTAL ASSETS             $49,957                   $46,411
                            ======                    ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts$ 3,582      75    2.79%   $ 3,682       69    2.52%
 Savings                     8,276     138    2.24      8,363      151    2.41
 Certificates of Deposit
  $100,000 & Over              936      25    3.60      1,255       28    3.00
 Other Time Deposits         2,269      71    4.18      2,796       92    4.41
 Foreign Offices             9,744     274    3.77      7,727      192    3.32
                            ------  ------             ------   ------
  Total Interest-Bearing
   Deposits                 24,807     583    3.15     23,823      532    2.99
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreements       3,036      79    3.45      3,433       76    2.96
Other Borrowed Funds         3,944     127    4.30      2,359       64    3.61
Long-Term Debt               1,527      78    6.83      1,733       88    6.73
                            ------  ------             ------   ------
  Total Interest-Bearing
   Liabilities              33,314     867    3.48%    31,348      760    3.24%
                                    ------                      ------
Noninterest-Bearing Deposits 8,950                      8,897
Other Liabilities            3,594                      2,306
Preferred Stock                169                        347
Common Shareholders' Equity  3,930                      3,513
                            ------                     ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $49,957                    $46,411
                           =======                    =======
Net Interest Earnings
 and Interest Rate Spread          $1,277     3.26%            $1,157    3.13%
                                   ======                      ======
 Net Yield on Interest-Earning
  Assets                                      4.01%                      3.85%
                                             ======                     ======
